RISKS AND UNCERTAINTIES	12 Months Ended
Apr. 30, 2025
EBP 002
EBP, Risk and Uncertainty [Line Items]
RISKS AND UNCERTAINTIES	. RISKS AND UNCERTAINTIES

The Plan invests in various types of investment securities. These securities are subject to a range of risks, including interest rate risk, market risk, and credit risk. Due to the nature of these risks, it is at least reasonably possible that changes in the fair value of investment securities could occur in the near term and that such changes may materially affect participants’ account balances and the amounts reported in the financial statements.

As of April 30, 2025 and 2024, investments in Daktronics, Inc. common stock represented approximately 8.5 percent of net assets available for benefits in each respective year. Fluctuations in the market price of Daktronics, Inc. common stock may continue to have a material impact on participants’ account balances and the overall net assets available for benefits.